PRESS RELEASE
FOR IMMEDIATE RELEASE	Contact: Timothy A. Johnson Vice President, Strategic Planning and Investor Relations 614-278-6622

BIG LOTS REPORTS THIRD QUARTER RESULTS

COMPANY RAISES ANNUAL EARNINGS AND CASH FLOW GUIDANCE

Columbus, Ohio - November 16, 2006 - Big Lots, Inc. (NYSE: BIG) today reported third quarter fiscal 2006 net income of $1.7 million, or $0.02 per diluted share, compared to a net loss of $18.8 million, or $0.17 per diluted share for the same period of fiscal 2005. For the year to date period ended October 28, 2006, net income was $19.7 million, or $0.18 per diluted share, compared to a net loss of $24.7 million, or $0.22 per diluted share, for the same period in fiscal 2005. Results include both the continuing operations of the business as well as discontinued operations.

Discontinued Operations
As discussed in the Company’s Form 10-K filed with the SEC on April 13, 2006, activity related to KB Toys, a former division of the Company, as well as the operating results and costs associated with 130 stores closed in January 2006 are classified as discontinued operations. For the third quarter and year to date period ended October 28, 2006, the net loss from discontinued operations totaled $0.1 million and $1.3 million, respectively, compared to a net loss of $2.5 million and $2.8 million, respectively, for the third quarter and year to date periods of fiscal 2005.

Continuing Operations
For the third quarter of fiscal 2006, the income from continuing operations was $1.8 million, or $0.02 per diluted share, compared to a loss from continuing operations of $16.2 million, or $0.14 per diluted share, for the same period of fiscal 2005. For the year to date period ended October 28, 2006, income from continuing operations was $21.0 million, or $0.19 per diluted share, compared to a loss from continuing operations of $21.9 million, or $0.19 per diluted share, for the same period in fiscal 2005.

For the third quarter and year to date periods of fiscal 2006, results from continuing operations include items that the Company believes are not directly related to its ongoing operations. Therefore, the Company has provided supplemental non-GAAP third quarter and year to date results and the complementary schedules entitled “Unaudited Adjusted Results and Reconciliation” that exclude these items. The Company believes that these non-GAAP financial measures should facilitate analysis by investors and others who follow the Company’s financial performance. In the supplemental non-GAAP disclosures, the items excluded from continuing operations for the third quarter and year to date period of fiscal 2006 represent an after-tax charge of $6.1 million, or $0.05 per diluted share, comprised of: (1) an after-tax charge of $2.0 million related to the preliminary settlement of an alleged misclassification of furniture department managers and (2) an after-tax charge of $4.1 million related to the preliminary settlement of the Company’s California wage and hour litigation. Excluding these items, the third quarter fiscal 2006 income from continuing operations was $7.9 million, or $0.07 per diluted share. Excluding these items, the year to date fiscal 2006 income from continuing operations was $27.1 million, or $0.24 per diluted share.

Shareholder Relations Department 300 Phillipi Road Columbus, Ohio 43228-5311 Phone: (614) 278-6622 Fax: (614) 278-6666 E-mail: aschmidt@biglots.com

THIRD QUARTER HIGHLIGHTS

•
Earnings per share from continuing operations of $0.07 per diluted share (excluding the impact of $0.05 per diluted share related to litigation charges) versus a loss from continuing operations of $0.14 per diluted share last year

•	Comparable store sales increase of 5.8%
•	Gross margin as a percent of sales improved 50 basis points to 39.6% versus 39.1% last year
•	Expenses as a percent of sales improved 380 basis points to 38.4% versus 42.2% last year
•	Record inventory turnover performance

Third Quarter Results (excluding litigation charges)

Net sales for the third fiscal quarter ended October 28, 2006, increased 5.9% to $1,049.5 million, compared to $991.4 million for the same period in fiscal 2005. Comparable store sales for stores open at least two years at the beginning of the fiscal year increased 5.8% for the quarter.

Operating profit from continuing operations for the third quarter of fiscal 2006 was $12.0 million; an improvement of $42.6 million compared to last year’s operating loss from continuing operations of $30.6 million. The growth in operating profit dollars was the result of incremental gross margin dollars driven by the Company’s 5.8% comparable store sales increase and an improving gross margin rate, and the continuation of significant expense leverage compared to the prior year. The Company’s gross margin rate increased 50 basis points compared to last year principally due to improved inventory management and lower freight costs. Expenses as a percent of sales improved by 380 basis points resulting from lower overall inventory levels, the Company’s “raise the ring” strategy leading to fewer units in its stores, benefits from cost savings initiatives resulting from the Company’s previously discussed WIN strategy, and a reduction in advertising dollars as the Company has shifted resources from the third quarter to the fourth quarter of fiscal 2006 compared to last year.

For the third quarter of fiscal 2006, the Company recorded net interest expense of $0.1 million, a $2.2 million improvement compared to last year and directly attributed to the improved cash generation of the business over the last 12 months.

Inventory and Cash Management

Inventory ended the quarter at $995 million, down 9% or $95 million compared to last year. Lower inventory value resulted from a decline in store count along with a 2% decline in comparable store inventory levels year over year. Again in the third quarter, the Company achieved record inventory turnover results driven by improving inventory management and timely flow of merchandise along with strength in comparable store sales. Inventory turnover performance combined with improving operating results resulted in cash flow improvement for the third quarter compared to last year. Cash outflow (defined as cash provided by operating activities less cash used in investing activities) for the third quarter of fiscal 2006 was $51 million compared to approximately $74 million of cash outflow during the same period last year.

Shareholder Relations Department 300 Phillipi Road Columbus, Ohio 43228-5311 Phone: (614) 278-6622 Fax: (614) 278-6666 E-mail: aschmidt@biglots.com

Share Repurchase Update

As announced in February of 2006, the Company’s Board of Directors authorized the repurchase of up to $150 million of the Company’s common shares. To date during fiscal 2006, the Company has purchased 8,732,121 shares at a total cost of $134 million under the repurchase program for an average price of $15.35. During the fourth quarter of fiscal 2006, the Company anticipates utilizing operating cash flow to purchase the remaining $16 million and complete the current $150 million share repurchase program.

FINANCIAL OUTLOOK

•	Increases guidance for Q4 Sales and EPS from continuing operations
•
Increases guidance for annual EPS from continuing operations to a range of $0.85 to $0.90 per diluted share (excluding the impact of $0.05 per diluted share related to the litigation charges incurred in the third quarter)

•	Increases annual cash flow guidance to $200 million

For the fourth quarter of fiscal 2006, the Company's revised guidance calls for a 3% to 5% comparable store sales increase with total net sales estimated to be in the range of $1,500 million to $1,525 million. The Company expects that the operating income rate as a percent of sales will improve compared to last year based on both gross margin rate expansion and operating expense leverage. Based on these assumptions, the Company estimates income from continuing operations of $0.62 to $0.67 per diluted share for the fourth quarter of fiscal 2006, compared to income from continuing operations of $0.33 per diluted share for the fourth quarter of fiscal 2005. As a reminder, this fiscal 2006 guidance includes the positive impact of approximately $0.05 per diluted share for the 53 week retail calendar.

Based on the strength of third quarter operating results and today’s increased guidance for the fourth quarter, the Company revised its fiscal 2006 guidance. Earnings from continuing operations are now expected to be in the range of $0.80 to $0.85 per diluted share. Excluding the litigation charges of $0.05 per diluted share incurred during the third quarter, earnings from continuing operations are expected to be in the range of $0.85 to $0.90 per diluted share, an increase from prior guidance which called for earnings from continuing operations of $0.62 to $0.67 per diluted share. The Company’s annual earnings guidance for fiscal 2006 compares favorably to earnings from continuing operations of $0.14 per diluted share for fiscal 2005.

Fiscal 2006 Guidance
	Q4	Full Year

EPS from Continuing Operations	$0.62 - $0.67	$0.80 - $0.85
Third Quarter Litigation Charges		$0.05
EPS from Continuing Operations (excluding Litigation Charges)	$0.62 - $0.67	$0.85 - $0.90

Shareholder Relations Department 300 Phillipi Road Columbus, Ohio 43228-5311 Phone: (614) 278-6622 Fax: (614) 278-6666 E-mail: aschmidt@biglots.com

For fiscal 2006, the Company expects interest income to be approximately $1 million and the income tax rate is estimated to be in the range of 35% to 38%. Based on these updated assumptions, the Company increased its fiscal 2006 cash flow guidance to $200 million. All cash flow estimates reflect operating activities less investing activities and exclude the impact of option exercises and the Company’s share repurchase program mentioned earlier in this release.

Conference Call/Webcast

The Company will host a conference call today at 8:30 a.m. Eastern Time to discuss the Company's financial results for the third quarter of fiscal 2006 and financial guidance for the remainder of fiscal 2006. The Company invites you to listen to the webcast of the conference call through the Investors section of our website (www.biglots.com).

If you are unable to join the live webcast, an archive of the call will be available through the Investors section of our website (www.biglots.com) beginning two hours after the call ends and will remain available through midnight on Thursday, November 30. A replay of the call will also be available beginning November 16 at 12:00 noon (Eastern Time) through November 30 at midnight by dialing: 1.800.207.7077 (United States and Canada) or 1.913.383.5767 (International or metro-Seattle). The PIN is 5112.

Big Lots is the nation’s largest broadline closeout retailer. The Company currently operates 1,404 BIG LOTS stores in 47 states. Wholesale operations are conducted through BIG LOTS WHOLESALE, CONSOLIDATED INTERNATIONAL, WISCONSIN TOY and with online sales at www.biglotswholesale.com. The Company’s website is located at www.biglots.com.

Cautionary Statement Concerning Forward-Looking Statements

Certain statements in this release are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, and such statements are intended to qualify for the protection of the safe harbor provided by that Act. The words “anticipate,” “estimate,” “expect,” “objective,” “goal,” “project,” “intend,” “plan,” “believe,” “will,” “target,” “forecast” and similar expressions generally identify forward-looking statements. Similarly, descriptions of our objectives, strategies, plans, goals or targets are also forward-looking statements. Forward-looking statements relate to the expectations of management as to future occurrences and trends, including statements expressing optimism or pessimism about future operating results or events and projected sales, earnings, capital expenditures and business strategy. Forward-looking statements are based upon a number of assumptions concerning future conditions that may ultimately prove to be inaccurate. Forward-looking statements are and will be based upon management’s then-current views and assumptions regarding future events and operating performance, and are applicable only as of the dates of such statements. Although we believe the expectations expressed in forward-looking statements are based on reasonable assumptions within the bounds of our knowledge, forward-looking statements, by their nature, involve risks, uncertainties and other factors, any one or a combination of which could materially affect our business, financial condition, results of operations or liquidity.

Shareholder Relations Department 300 Phillipi Road Columbus, Ohio 43228-5311 Phone: (614) 278-6622 Fax: (614) 278-6666 E-mail: aschmidt@biglots.com

Forward-looking statements that we make herein and in other reports and releases are not guarantees of future performance and actual results may differ materially from those discussed in such forward-looking statements as a result of various factors, including, but not limited to, the cost of goods, our inability to successfully execute strategic initiatives, competitive pressures, economic pressures on our customers and us, the availability of brand name closeout merchandise, trade restrictions, freight costs, the risks discussed in the Risk Factors section of our most recent Annual Report on Form 10-K, and other factors discussed from time to time in our other filings with the SEC, including Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. This release should be read in conjunction with such filings, and you should consider all of these risks, uncertainties and other factors carefully in evaluating forward-looking statements.

You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date thereof. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise. You are advised, however, to consult any further disclosures we make on related subjects in our public announcements and SEC filings.

Shareholder Relations Department 300 Phillipi Road Columbus, Ohio 43228-5311 Phone: (614) 278-6622 Fax: (614) 278-6666 E-mail: aschmidt@biglots.com

BIG LOTS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)

	OCTOBER 28 2006	OCTOBER 29 2005
	(Unaudited)	(Unaudited)

ASSETS

Current assets:
Cash and cash equivalents	$7,526	$15,092
Inventories	994,740	1,089,873
Deferred income taxes	76,520	76,773
Other current assets	78,471	97,542
Total current assets	1,157,257	1,279,280

Property and equipment - net	534,187	614,030

Deferred income taxes	36,974	28,458
Other assets	27,726	29,807

	$1,756,144	$1,951,575

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
Accounts payable	$303,571	$279,678
Property, payroll and other taxes	106,276	111,142
Accrued operating expenses	60,289	45,328
Insurance reserves	46,401	45,708
KB lease obligation	27,184	31,739
Accrued salaries and wages	32,077	25,160
Other current liabilities	8,441	3,040
Total current liabilities	584,239	541,795

Long-term obligations	36,100	253,200

Deferred rent	39,477	43,831
Insurance reserves	44,942	41,552
Other liabilities	30,374	11,696

Shareholders' equity	1,021,012	1,059,501
	$1,756,144	$1,951,575

BIG LOTS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)

	13 WEEKS ENDED		13 WEEKS ENDED
	OCTOBER 28		OCTOBER 29
	2006	%	2005	%
	(Unaudited)		(Unaudited)

Net sales	$1,049,537	100.0	$991,408	100.0
Gross margin	415,345	39.6	387,623	39.1
Selling and administrative expenses	388,041	37.0	390,173	39.4
Depreciation expense	24,988	2.4	28,009	2.8
Operating profit (loss)	2,316	0.2	(30,559)	(3.1)
Interest expense	185	0.0	2,359	0.2
Interest and investment income	(61)	(0.0)	(0)	(0.0)
Income (loss) from continuing operations before income taxes	2,192	0.2	(32,918)	(3.3)
Income tax expense (benefit)	373	0.0	(16,669)	(1.7)
Income (loss) from continuing operations	1,819	0.2	(16,249)	(1.6)
Loss from discontinued operations, net of tax benefit of $1,097 and $1,575, respectively	(85)	(0.0)	(2,539)	(0.3)
Net income (loss)	$1,734	0.2	$(18,788)	(1.9)

Income (loss) per common share - basic
Continuing operations	$0.02		$(0.14)
Discontinued operations	0.00		(0.03)
Net income (loss)	$0.02		$(0.17)

Income (loss) per common share - diluted
Continuing operations	$0.02		$(0.14)
Discontinued operations	0.00		(0.03)
Net income (loss)	$0.02		$(0.17)

Weighted average common shares outstanding
Basic	108,239		113,320
Dilutive effect of share-based awards	1,656		-
Diluted	109,895		113,320

UNAUDITED ADJUSTED RESULTS
Schedule Provided for Informational Purposes Only

BIG LOTS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
EXCLUDING FISCAL 2006 LITIGATION CHARGES
(In thousands, except per share data)

	13 WEEKS ENDED		13 WEEKS ENDED
	OCTOBER 28		OCTOBER 29
	2006	%	2005	%
	(Unaudited)		(Unaudited)
	Adjusted Results Excluding Litigation Charges
	(non-GAAP)		As Reported

Net sales	$1,049,537	100.0	$991,408	100.0
Gross margin	415,345	39.6	387,623	39.1
Selling and administrative expenses	378,341	36.0	390,173	39.4
Depreciation expense	24,988	2.4	28,009	2.8
Operating profit (loss)	12,016	1.1	(30,559)	(3.1)
Interest expense	185	0.0	2,359	0.2
Interest and investment income	(61)	(0.0)	(0)	(0.0)
Income (loss) from continuing operations before income taxes	11,892	1.1	(32,918)	(3.3)
Income tax expense (benefit)	4,000	0.4	(16,669)	(1.7)
Income (loss) from continuing operations	7,892	0.8	(16,249)	(1.6)
Loss from discontinued operations, net of tax benefit of $1,097 and $1,575, respectively	(85)	0.0	(2,539)	(0.3)
Net income (loss)	$7,807	0.7	$(18,788)	(1.9)

Income (loss) per common share - basic
Continuing operations	$0.07		$(0.14)
Discontinued operations	0.00		(0.03)
Net income (loss)	$0.07		$(0.17)

Income (loss) per common share - diluted
Continuing operations	$0.07		$(0.14)
Discontinued operations	0.00		(0.03)
Net income (loss)	$0.07		$(0.17)

Weighted average common shares outstanding
Basic	108,239		113,320
Dilutive effect of share-based awards	1,656		-
Diluted	109,895		113,320

UNAUDITED ADJUSTED RESULTS AND RECONCILIATION
Schedule Provided for Informational Purposes Only

BIG LOTS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
EXCLUDING 2006 LITIGATION CHARGES
(In thousands, except per share data)

	13 WEEKS ENDED			13 WEEKS ENDED
	OCTOBER 28 2006			OCTOBER 29 2005
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)

	As Reported	Litigation Charges	Adjusted Results Excluding Litigation Charges	As Reported
			(non-GAAP)

Net sales	$1,049,537		$1,049,537	$991,408
Gross margin	415,345		415,345	387,623
Selling and administrative expenses	388,041	(9,700)	378,341	390,173
Depreciation expense	24,988		24,988	28,009
Operating profit (loss)	2,316	9,700	12,016	(30,559)
Interest expense	185		185	2,359
Interest and investment income	(61)		(61)	(0)
Income (loss) from continuing operations before income taxes	2,192	9,700	11,892	(32,918)
Income tax expense (benefit)	373	3,627	4,000	(16,669)
Income (loss) from continuing operations	1,819	6,073	7,892	(16,249)
Loss from discontinued operations, net of tax benefit of $1,097 and $1,575, respectively	(85)		(85)	(2,539)
Net income (loss)	$1,734	$6,073	$7,807	$(18,788)

Income (loss) per common share - basic
Continuing operations	$0.02	$0.05	$0.07	$(0.14)
Discontinued operations	0.00	0.00	0.00	(0.03)
Net income (loss)	$0.02	$0.05	$0.07	$(0.17)

Income (loss) per common share - diluted
Continuing operations	$0.02	$0.05	$0.07	$(0.14)
Discontinued operations	0.00	0.00	0.00	(0.03)
Net income (loss)	$0.02	$0.05	$0.07	$(0.17)

Weighted average common shares outstanding
Basic	108,239	108,239	108,239	113,320
Dilutive effect of share-based awards	1,656	1,656	1,656	-
Diluted	109,895	109,895	109,895	113,320

BIG LOTS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)

	39 WEEKS ENDED		39 WEEKS ENDED
	OCTOBER 28		OCTOBER 29
	2006	%	2005	%
	(Unaudited)		(Unaudited)

Net sales	$3,197,694	100.0	$3,035,003	100.0
Gross margin	1,265,960	39.6	1,214,643	40.0
Selling and administrative expenses	1,160,546	36.3	1,169,305	38.5
Depreciation expense	74,568	2.3	81,263	2.7
Operating profit (loss)	30,846	1.0	(35,925)	(1.2)
Interest expense	390	0.0	4,848	0.2
Interest and investment income	(1,209)	(0.0)	(31)	(0.0)
Income (loss) from continuing operations before income taxes	31,665	1.0	(40,742)	(1.3)
Income tax expense (benefit)	10,638	0.3	(18,814)	(0.6)
Income (loss) from continuing operations	21,027	0.7	(21,928)	(0.7)
Loss from discontinued operations, net of tax benefit of $1,773 and $1,744, respectively	(1,281)	(0.0)	(2,812)	(0.1)
Net income (loss)	$19,746	0.6	$(24,740)	(0.8)

Income (loss) per common share - basic
Continuing operations	$0.19		$(0.19)
Discontinued operations	(0.01)		(0.03)
Net income (loss)	$0.18		$(0.22)

Income (loss) per common share - diluted
Continuing operations	$0.19		$(0.19)
Discontinued operations	(0.01)		(0.03)
Net income (loss)	$0.18		$(0.22)

Weighted average common shares outstanding
Basic	110,750		113,178
Dilutive effect of share-based awards	1,214		-
Diluted	111,964		113,178

UNAUDITED ADJUSTED RESULTS
Schedule Provided for Informational Purposes Only

BIG LOTS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
EXCLUDING FISCAL 2006 LITIGATION CHARGES
(In thousands, except per share data)

	39 WEEKS ENDED		39 WEEKS ENDED
	OCTOBER 28		OCTOBER 29
	2006	%	2005%	%
	(Unaudited)		(Unaudited)
	Adjusted Results Excluding Litigation Charges
	(non-GAAP)		As Reported

Net sales	$3,197,694	100.0	$3,035,003	100.0
Gross margin	1,265,960	39.6	1,214,643	40.0
Selling and administrative expenses	1,150,846	36.0	1,169,305	38.5
Depreciation expense	74,568	2.3	81,263	2.7
Operating profit (loss)	40,546	1.3	(35,925)	(1.2)
Interest expense	390	0.0	4,848	0.2
Interest and investment income	(1,209)	(0.0)	(31)	(0.0)
Income (loss) from continuing operations before income taxes	41,365	1.3	(40,742)	(1.3)
Income tax expense (benefit)	14,265	0.4	(18,814)	(0.6)
Income (loss) from continuing operations	27,100	0.8	(21,928)	(0.7)
Loss from discontinued operations, net of tax benefit of $1,773 and $1,744, respectively	(1,281)	0.0	(2,812)	(0.1)
Net income (loss)	$25,819	0.8	$(24,740)	(0.8)

Income (loss) per common share - basic
Continuing operations	$0.24		$(0.19)
Discontinued operations	(0.01)		(0.03)
Net income (loss)	$0.23		$(0.22)

Income (loss) per common share - diluted
Continuing operations	$0.24		$(0.19)
Discontinued operations	(0.01)		(0.03)
Net income (loss)	$0.23		$(0.22)

Weighted average common shares outstanding
Basic	110,750		113,178
Dilutive effect of share-based awards	1,214		-
Diluted	111,964		113,178

UNAUDITED ADJUSTED RESULTS AND RECONCILIATION
Schedule Provided for Informational Purposes Only

BIG LOTS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
EXCLUDING FISCAL 2006 LITIGATION CHARGES
(In thousands, except per share data)

	39 WEEKS ENDED			39 WEEKS ENDED
	OCTOBER 28 2006			OCTOBER 29 2005
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)

	As Reported	Litigation Charges	Adjusted Results Excluding Litigation Charges	As Reported
			(non-GAAP)

Net sales	$3,197,694		$3,197,694	$3,035,003
Gross margin	1,265,960		1,265,960	1,214,643
Selling and administrative expenses	1,160,546	(9,700)	1,150,846	1,169,305
Depreciation expense	74,568		74,568	81,263
Operating profit (loss)	30,846	9,700	40,546	(35,925)
Interest expense	390		390	4,848
Interest and investment income	(1,209)		(1,209)	(31)
Income (loss) from continuing operations before income taxes	31,665	9,700	41,365	(40,742)
Income tax expense (benefit)	10,638	3,627	14,265	(18,814)
Income (loss) from continuing operations	21,027	6,073	27,100	(21,928)
Loss from discontinued operations, net of tax benefit of $1,773 and $1,744, respectively	(1,281)		(1,281)	(2,812)
Net income (loss)	$19,746	$6,073	$25,819	$(24,740)

Income (loss) per common share - basic
Continuing operations	$0.19	$0.05	$0.24	$(0.19)
Discontinued operations	(0.01)	0.00	(0.01)	(0.03)
Net income (loss)	$0.18	$0.05	$0.23	$(0.22)

Income (loss) per common share - diluted
Continuing operations	$0.19	$0.05	$0.24	$(0.19)
Discontinued operations	(0.01)	0.00	(0.01)	(0.03)
Net income (loss)	$0.18	$0.05	$0.23	$(0.22)

Weighted average common shares outstanding
Basic	110,750	110,750	110,750	113,178
Dilutive effect of share-based awards	1,214	1,214	1,214	-
Diluted	111,964	111,964	111,964	113,178

BIG LOTS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)

	13 WEEKS ENDED	13 WEEKS ENDED
	October 28, 2006	October 29, 2005
	(Unaudited)	(Unaudited)
Net cash provided by (used in) operating activities	$(40,310)	$(60,180)

Net cash used in investing activities	(10,794)	(13,856)

Net cash provided by (used in) financing activities	57,873	78,955
(Decrease) increase in cash and cash equivalents	6,769	4,919
Cash and cash equivalents:
Beginning of period	757	10,173

End of period	$7,526	$15,092

BIG LOTS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)

	39 WEEKS ENDED	39 WEEKS ENDED
	October 28, 2006	October 29, 2005
	(Unaudited)	(Unaudited)
Net cash provided by (used in) operating activities	$72,765	$(26,665)

Net cash used in investing activities	(25,325)	(57,204)

Net cash provided by (used in) financing activities	(41,624)	96,440
(Decrease) increase in cash and cash equivalents	5,816	12,571
Cash and cash equivalents:
Beginning of period	1,710	2,521

End of period	$7,526	$15,092